  Exhibit 10.1
EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is made effective as of January 17, 2017 (the “Execution Date”) by and among MetaStat, Inc., a Nevada corporation (the “Company”) and Dolphin Offshore Partners, L.P. (the “Investor”).

RECITALS

WHEREAS, the Company and the Investor entered into that certain Note Purchase Agreement dated July 30, 2015 (the “Note Purchase Agreement”), pursuant to which the Company issued to the Investor a non-convertible promissory note (the “Promissory Note”), in the aggregate principal amount of $1,200,000 and having an initial maturity date of July 31, 2016, in accordance with the terms of the Note Purchase Agreement;

WHEREAS, the Company and the Investor entered into that certain Amendment No. 1 to Promissory Note effective February 12, 2016 (the “Note Amendment”), pursuant to which the Company and the Investor amended certain terms of the Promissory Note and extended the maturity date thereof to December 31, 2016 (the “Note Maturity Date”);

WHEREAS, effective October 21, 2016, $600,000 principal amount of the Promissory Note plus $48,000 of accrued interest thereon were automatically exchanged into the securities issued in Company’s private placement, consisting of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), shares of the Company’s Series A-2 Preferred Stock, convertible into Common Stock and common stock purchase warrants to purchase shares of Common Stock;
WHEREAS, $600,000 principal amount of the Promissory Note plus accrued and unpaid interest (the “Note Outstanding Balance”) are currently outstanding;
WHEREAS, the Company and the Investor entered into that certain OID Note Purchase Agreement dated February 12, 2016 (the “OID Note Purchase Agreement”), pursuant to which the Company issued to the Investor a non-convertible original issue discount promissory note (the “OID Note”), in the aggregate principal amount of $240,000 and having an initial maturity date of August 12, 2016, in accordance with the terms of the OID Note Purchase Agreement;

WHEREAS, the Company and the Investor entered into that certain Amendment No. 1 to the OID Note effective August 12, 2016 (the “Note Amendment”), pursuant to which the Company and the Investor amended certain terms of the OID Note, including increasing the principal amount to $264,000, extending the maturity date to November 12, 2016, and granting the Company an option (the “Extension Option”) to further extend the OID Note Maturity Date by increasing the OID Principal Amount an additional 10%;

WHEREAS, effective November 12, 2016, the Company exercised the Extension Option, and the principal amount of the OID Note was increased to $290,400 (the “OID Note Outstanding Balance”) and the maturity date was extended to February 12, 2017 (the “OID Note Maturity Date”);

WHEREAS, the Company desires, and the Investor agrees, that the Investor exchange (the “Exchange”) the Promissory Note and the OID Note for a new convertible promissory note (the “Convertible Note”), in the form attached hereto as Exhibit A, upon the terms and conditions set forth herein. The Convertible Note shall have a principal balance of $1,000,000, a maturity date of September 30, 2017, accrue interest at a rate of ten (10%) per annum, and a conversion price equal to $2.00 per share. The shares of Common Stock the Convertible Note are exercisable into shall be referred to as the “Conversion Shares”;

WHEREAS, in consideration for the Exchange, the Company will issue to the Investor a five-year common stock purchase warrant to purchase 100,000 shares of Common Stock with an exercise price per share of $3.00 (the “Exchange Warrant”), upon the terms and conditions set forth herein. The shares of Common Stock the Exchange Warrant are exercisable into shall be referred to as the “Warrant Shares”; and

WHEREAS, each of the Convertible Note, the Conversion Shares, the Exchange Warrant and the Warrant Shares is intended to qualify as an exempted security under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

ARTICLE I
THE EXCHANGE

1.1           Closing. Subject to the terms and conditions set forth in this Agreement, the Company and the Investor shall exchange the Promissory Note at the Note Outstanding Balance and the OID Note at the OID Note Outstanding Balance in consideration for the issuance of the Convertible Note with a total principal balance of $1,000,000 and the Exchange Warrant. The closing of the Exchange and issuance of the Convertible Note and the Exchange Warrant (the “Closing”) shall take place at the offices of the Company, 27 Drydock Ave., 2nd Floor, Boston, MA 02210 on the date hereof or such other date as the parties shall agree (the “Closing Date”).

1.2           Exchange.

(a)           Investor Obligations. At the Closing, the Investor shall deliver or promptly cause to be delivered to the Company (i) the original Promissory Note, (ii) the original OID Note, and (iii) an executed copy of this Agreement.

(b)           Company Obligations. At the Closing, the Company shall deliver or promptly cause to be delivered to the Investor (i) the Convertible Note, (ii) the Exchange Warrant, and (iii) an executed copy of this Agreement.

(c)            Promissory Note and OID Note. Effective as of the Closing Date, the Promissory Note and the OID Note shall be deemed automatically canceled and of no further force or effect and shall thereafter represent only the right to receive the Convertible Note and the Exchange Warrant (sometimes collectively referred to herein as the “New Securities”).

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.1           Investor Representations and Warranties. The Investor hereby represents and warrants to the Company as follows on the Execution Date and the Closing Date:

(a)           Organization; Authority. The Investor, if not a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Investor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. This Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms.

(b)            Ownership of the Promissory Note and OID Note. The Investor is the sole owner of the Promissory Note and the OID Note, free and clear of any and all liens, claims and encumbrances of any kind.

(c)           Investment Intent. The Investor is acquiring the New Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such New Securities or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Investor does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute the New Securities. Notwithstanding anything in this Section 2.1(c) to the contrary, by making the representations herein, the Investor does not agree to hold the New Securities for any minimum or other specific term and reserves the right to dispose of the New Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

(d)           Investor Status. At the time the Investor was offered the New Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. The Investor is not a broker-dealer.

(e)           General Solicitation. The Investor is not acquiring the New Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the New Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)            Reliance. The Investor understands and acknowledges that (i) the New Securities are being offered and sold to it without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act, and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and the Investor hereby consents to such reliance.

(g)            Brokers and Finders. The Investor has no knowledge of any person who will be entitled to or make a claim for payment of any finder fee or other compensation as a result of the consummation of the transactions contemplated by this Agreement.

2.2           Company Representations and Warranties. The Company hereby makes the following representations and warranties to each Investor on the Execution Date and on the Closing Date:

(a)           Organization and Qualification. The Company is a corporation incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the nature of the business it conducts makes such qualification necessary, except where the failure to do so would not have a material adverse effect on the Company.

(b)            Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and to issue the Convertible Note and the Conversion Shares, upon conversion of the Convertible Note in accordance with the terms of the Convertible Note, to issue the Exchange Warrant and Warrant Shares, upon exercise of the Exchange Warrant in accordance with the terms of the Exchange Warrant and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and any other agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors, and no further consent or authorization of the Company, its Board of Directors (including any committee thereof) or any class of the Company’s stockholders is required. This Agreement, the Convertible Note, and the Exchange Warrant have been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of the Company enforceable against the Company, in accordance with their terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)           Issuance of the New Securities. The Convertible Note, the Conversion Shares, the Exchange Warrant, and the Warrant Shares when issued at the Closing, will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all taxes, liens, options or other encumbrances of any nature (except for those imposed under applicable securities laws).

(d)            No Conflicts. The execution, delivery and performance of this Agreement, the Joinder Agreement and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Conversion Shares and Warrant Shares will not, (i) result in a violation of the certificate of incorporation of the Company (the “Certificate of Incorporation”) or the bylaws of the Company (the “Bylaws”) or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected. The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents. The Company is not in default (and no event has occurred which, with notice or lapse of time or both, would put the Company in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party except for such violations, defaults or events that have had a material adverse effect.

(e)            Absence of Certain Changes. Since August 31, 2016, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company, except as disclosed in the reports, schedules, forms, statements and other documents (including all financial statements and schedules thereto and all exhibits included therein and documents incorporated by reference therein) required to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended, filed before the date hereof. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company.

(f)            Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

ARTICLE III
OTHER COVENANTS

3.1           Securities Laws. The Investor acknowledges that the Convertible Note, the Conversion Shares, Exchange Warrant and Warrant Shares have not been registered under the Securities Act and may only be disposed of pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act.

3.2           Restrictive Legend. The Investor agrees to the imprinting of the following legend on the Convertible Note and Exchange Warrant:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

3.3
Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of Conversion Shares and Warrant Shares.

ARTICLE IV
MISCELLANEOUS

4.1           Fees and Expenses. Except as set forth in this Section 4.1, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the New Securities.

4.2           Entire Agreement; Amendments. This Agreement together with the exhibits and schedules hereto, dated as of the Execution Date, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

4.3           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address specified in this Section prior to 6:00 p.m. (New York City time) on a business day, against electronic confirmation thereof, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email at the email address specified in this Agreement later than 6:00 p.m. (New York City time) on any date, against electronic confirmation thereof, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:
MetaStat, Inc.
27 Drydock Ave., 2nd Floor
Boston, MA 02210
Facsimile No.: (646) 304-7086
Email: dschniederman@metastat.com
Attn: Daniel Schneiderman

With copies to (which shall
not constitute notice):                                Loeb & Loeb LLP
                                                                                 345 Park Ave.
New York, NY 10154
Facsimile No.: (212) 898-1184
Email: dlevine@loeb.com
Attn: David Levine

If to the Investors:
At the address of the Investor set forth on Schedule 2.1 to this Agreement.

or such other address as may be designated in writing hereafter, in the same manner, by such person or entity.

4.4           Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and by the Investor. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

4.5           Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

4.6           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Investor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

4.7           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

4.8          Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Investor irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts.

4.9           Survival. The representations and warranties contained herein shall survive until the expiration of the first anniversary following the Closing. The agreements and covenants contained herein shall survive the Closing and the delivery of the New Securities until the expiration of the applicable statute of limitations (if any) therefor.

4.10         Execution. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a scanned copy via electronic mail, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or scanned signature page were an original thereof.

4.11          Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

4.12         Further Assurances. The parties hereto agree that each shall execute and deliver any and all further agreements, instruments, certificates and other documents, and shall take any and all action, as any of the parties hereto may reasonably deem necessary or desirable in order to carry out the intent of the parties to this Agreement.
4.13          Attorneys’ Fees. If either party shall commence an action or proceeding to enforce any provisions relating to the obligations to close the transactions contemplated by this Agreement prior to the Closing, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

METASTAT, INC.

By: ________________________
Name: Douglas A. Hamilton
Title: President & CEO

[additional signature page follows]

[Company Signature Page to Exchange Agreement]

INVESTOR:

DOLPHIN OFFSHORE PARTNERS, L.P.

By:
Name:
Title:

[Investor Signature Page to Exchange Agreement]

Exhibit A

[Form of Convertible Note]

Exhibit B

[Form of Exchange Warrant]